Exhibit 99.1

KINGSWOOD ACQUISITION CORP. FURTHER POSTPONES SPECIAL MEETING

NEW YORK, NEW YORK, March 4, 2024 – Kingswood Acquisition Corp. (OTC: KWAC) (the “Company”) announced today that the special meeting of the Company’s stockholders to vote upon the Company’s initial business combination and related matters, which was originally scheduled for February 22, 2024 and postponed to March 6, 2024, has been further postponed to Friday, March 8, 2024 at 11:00 a.m., Eastern Time.

As a result of such postponement, the Company has extended the deadline for the delivery of redemption demands in connection with special meeting to 5:00 p.m., New York time, on March 6, 2024 (two business days prior to the new special meeting date).

The special meeting will still be held via live webcast at www.cstproxy.com/kingswoodacquisition/2024 and there has been no change to the record date for, the purpose of or any of the proposals to be acted upon at the special meeting. Stockholders who have questions or need assistance in connection with the special meeting should contact the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, KWAC.info@investor.morrowsodali.com.

About the Company

The Company is a blank check company incorporated under the laws of the State of Delaware on July 27, 2020 for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses, which is referred to herein as an initial business combination. While the Company may pursue an initial business combination target in any stage of its corporate evolution or in any industry or sector, the Company is focusing its search on companies with favorable growth prospects and attractive returns on invested capital.

Additional Information and Where to Find It

In connection with the Business Combination, Binah Capital Group, Inc (“Holdings”) has filed a registration statement on Form S-4 (File No. 333-269004) (as may be amended from time to time, the “Registration Statement”) that includes a definitive proxy statement of the Company and a definitive prospectus of Holdings relating to the Business Combination. After the Registration Statement was declared effective on February 14, 2024, the definitive proxy statement/prospectus was mailed to shareholders of the Company as of February 2, 2024, the record date established for voting on the Business Combination. This report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Holdings and the Company may also file other documents with the SEC regarding the Business Combination. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about the Company, Wentworth Management Services, LLC (“Wentworth”), Holdings and the Business Combination. Stockholders and other interested persons are also able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s website at http://www.sec.gov, or by directing a request to the Company at 17 Battery Place, Room 625, New York, New York 10004 or by telephone at (212) 404-7002, or to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, KWAC.info@investor.morrowsodali.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Forward-looking statements are statements that are not historical facts, and are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Factors that may cause such differences include, without limitation, the Company’s ability to accurately calculate the amount of taxes owed that can be withdrawn from interest earned in the trust account, the amount of funds that may be available in the Company’s trust account following redemptions, permitted withdrawals, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (“Commission”), including the Registration statement, the definitive proxy statements relating to the special meeting and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in each case under the heading “Risk Factors,” and other documents the Company and Holdings have filed, or will file, with the Commission.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company and Holdings expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company, Wentworth, Holdings and the other parties to the Business Combination and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the definitive proxy statement/prospectus regarding the proposed transaction. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This report relates to a proposed business combination between the Company, Wentworth and Holdings. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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